CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the use in Amendment No. 1 of the Registration Statement on Form 10-SB of our report dated November 10, 1998, relating to the financial statements of IDF International, Inc. and subsidiaries and our report dated July 8, 1998 relating to the financial statements of Techstar Communications, Inc.

                                        /s/ Lazar Levine & Felix LLP
                                        ----------------------------
                                        LAZAR LEVINE & FELIX LLP